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                                                                    Exhibit 99.7

                                    GUARANTEE

         In consideration of, and in order to induce Alethea Limited Partnership, a Delaware limited partnership (the "Lender") to enter into the Line of Credit Agreement dated as of the date hereof (the "Line of Credit Agreement") with Digilog, Inc. ("Digilog") and Numerex Corp. ("Guarantor"), and to advance monies to Digilog in accordance with the terms thereof, the Guarantor, being the parent of Digilog, guarantees the full and prompt payment and performance of all of the obligations of Digilog to the Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (the "Obligations"), which are incurred by Digilog pursuant to (a) the Line of Credit Agreement, (b) the Term Promissory Note dated as of the date hereof and issued by Digilog to the Lender pursuant to the Line of Credit Agreement (the "Note"), and (c) the Security and Pledge Agreement dated of the date hereof, among Digilog, the Guarantor and the Lender (the "Security and Pledge Agreement"), or otherwise. This Guarantee is one of payment and not of collectability. The liability of the Guarantor hereunder shall be unlimited and shall continue, regardless of the payment, reduction, creation, or any change in the amount of Obligations, and this Guarantee shall not be terminated by the absence, from time to time, of indebtedness under the Line of Credit Agreement or the Note being guaranteed hereby, but shall apply equally to all new indebtedness thereafter created under the Line of Credit Agreement, the Note or the Security and Pledge Agreement.

         The Guarantor waives presentment, protest, notice of acceptance of this Guarantee, notice of any advances made, extensions granted, or other action taken in reliance hereon and all demands and notices of every kind in connection with this Guarantee or the Obligations hereby guaranteed; assents to any renewal, extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral, and/or to the addition or release of any other person primarily or secondarily liable; and it agrees to the provisions of the Line of Credit Agreement, the Note and/or other paper evidencing the Obligations hereby guaranteed. The Guarantor waives any claim or other right now existing or hereafter acquired against Digilog, or any other party, that arises from the performance of Guarantor's obligations under this Guarantee, including, without limitation, any right of reimbursement, recourse, subrogation, indemnity, exoneration, as well as any rights or remedies relating to any collateral security which the lender now has or hereafter may acquire under the Security and Pledge Agreement or otherwise.

         It is agreed that the Lender may, upon any breach or default of Digilog under the Line of Credit Agreement, the Note or the Security and Pledge Agreement, or at any time thereafter, make demand upon the Guarantor, and receive payment and performance of the Obligations, with or without notice or demand for payment or performance on Digilog.

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         This Guarantee shall inure to the benefit of the Lender and its successors and assigns and shall be binding upon the Guarantor and the successors and permitted assigns and/or other legal representatives of the Guarantor.

         The Guarantor agrees to indemnify the Lender and hold it harmless from and against all loss and expense, including legal fees, suffered or incurred by the Lender as a result of claims to compel the return of any payment received by the Lender from Digilog, or transfers for the Lender's account or collateral, with respect to the Obligations of Digilog guaranteed herein. The Obligations of Digilog guaranteed herein shall be automatically reinstated if and to the extent the Lender is compelled to return any payment by or on behalf of Digilog, and the Guarantor agrees to remain liable for such Obligations even though this Guarantee may have been terminated and/or the agreements evidencing the debt canceled, together with all costs, expenses and reasonable attorneys' fees incurred in connection with the enforcement of this Guarantee.

         The Guarantor agrees to pay all of the Lender's costs and expenses, including attorneys' fees and legal expenses incurred in connection with the enforcement of this Guarantee. This Guarantee binds the undersigned by the sole fact, that it bears the undersigned's signature. This Guarantee can be altered only by a document or letter signed by the duly authorized representatives of each of the Lender and the Guarantor. The Guarantor waives all rights to invoke any condition, promise, or representation made by anyone which might have the effect of invalidating this Guarantee or of limiting its interests.

         No failure or delay on the part of the Lender in exercising any right, power, or privilege hereunder and no course of dealing between the Lender and the Guarantor shall operate as a waiver of such right, power or privilege.

         The Obligations of the Guarantor under this Guarantee shall continue in full force and effect until the payment, observance and performance in full of the Obligations.

         This Guarantee and the rights and obligations of the Guarantor hereunder shall be construed in accordance with the laws of the State of Florida without giving effect to the conflict of laws rules. This Guarantee may be signed in counterparts, each of which shall be deemed to be an original.

         Any judicial proceeding brought against the Guarantor with respect to this Guarantee may be brought in the courts of the State of Florida, and by execution and delivery of this Guarantee, the Guarantor (i) accepts, generally and unconditionally, the nonexclusive jurisdiction of such courts and any related appellate court, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Guarantee and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such courts or that any such court is an inconvenient forum. Nothing herein shall affect the right of the Lender to bring proceedings against the Guarantor in the courts of any other jurisdiction. The Guarantor hereby consents to service of process in any suit, action or other proceeding arising out of the transactions contemplated hereby, and hereby irrevocably appoints the Florida office of CT Corporation as its attorney-in-fact for the purpose of receiving service of process in any action, suit, or proceeding in any of such courts.

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         THE GUARANTOR AND THE LENDER EACH HEREBY WAIVE, TO THE FULLEST EXTENT
PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS GUARANTEE, AND EACH HEREBY AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

         IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed as of this ___ day of March, 2003.

                                    Guarantor:

                                    NUMEREX CORP.

                                    By: /s/ Michael Marrett
                                        ----------------------------------------
                                    Name:  Michael Marrett
                                    Title: Executive Vice President

STATE OF GEORGIA___________)
                           ) ss:
COUNTY OF FULTON___________)

On this ___ day of March, 2003, before me, ________________________, the undersigned officer, personally appeared, ___________________________ who acknowledged him/herself to be the _________________________ of Numerex Corp., and that he/she, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, and who duly acknowledged the execution of the same to be his/her free act and deed individually and as such officer, and the free act and deed of said corporation for the purposes therein contained, by signing the name of the corporation by him/herself as such officer.

IN WITNESS WHEREOF, I hereunto set my hand.

                                       _____________________________________
                                                   Notary Public

My Commission Expires: ____________________